AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 2005

                           REGISTRATION NO. 333-87134


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 2
                                   ON FORM S-3
                                       TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM SB-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  I-TRAX, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                   ------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   23-3057155
                   ------------------------------------------
                         (I.R.S. Employer Identification
                                      No.)

                           4 HILLMAN DRIVE, SUITE 130
                         CHADDS FORD, PENNSYLVANIA 19317
                                 (610) 459-2405
 -------------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                              YURI ROZENFELD, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                                  I-TRAX, INC.
                           4 HILLMAN DRIVE, SUITE 130
                         CHADDS FORD, PENNSYLVANIA 19317
                               (610) 459-2405 x116
 -------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                              JUSTIN P. KLEIN, ESQ.
                            GERALD J. GUARCINI, ESQ.
                     BALLARD SPAHR ANDREWS & INGERSOLL, LLP
                         1735 MARKET STREET, 51ST FLOOR
                        PHILADELPHIA, PENNSYLVANIA 19103
                                 (215) 665-8500

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plan, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                       ----------------------------------


   This Post-Efffective Amendment No. 2 on Form 3 to the Registration Statement on Form SB-2 shall become effective in accordance with Section 8(c) of the Securities Act of 1933, as amended, on such date as the Commission, acting pursuant to Section 8(c), may determine.

                       ----------------------------------


                            DEREGISTRATION OF SHARES

     This Post-Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form SB-2 (No. 333-87134), which was declared effective on August 14, 2003, is being filed to deregister unsold shares of common stock of the registrant, I-trax, Inc. The registrant's obligation to keep the Registration Statement effective has expired. Therefore, this Post-Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form SB-2 is being filed to deregister, as of the effectiveness of this post-effective amendment, all shares of common stock, the sale of which was registered under the Registration Statement, that were not sold under the Registration Statement.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing of this Post-Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form SB-2 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chadds Ford, Commonwealth of Pennsylvania on April 4,
2005.

                              I-TRAX, INC.

                              By:      /s/ R. Dixon Thayer
                                  ----------------------------------------
                                       R. Dixon Thayer,
                                       Chief Executive Officer

                              By:      /s/ David R. Bock
                                  -----------------------------------------
                                  David R. Bock, Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

         In accordance with the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form
SB-2 was signed by the following persons in the capacities and on the dates stated.

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


Signature                                Title                                  Date

/s/ Frank A. Martin                      Chairman and Director                  April 4, 2005
------------------------------------
Frank A. Martin

*                                        Director                               April 4, 2005
------------------------------------
Philip D. Green

*                                        Director                               April 4, 2005
------------------------------------
Dr. Michael M.E. Johns

                                         Director                               April __, 2005
------------------------------------
Dr. David Nash

*                                        Chief Executive Officer and Director   April 4, 2005
------------------------------------
R. Dixon Thayer

                                         Vice Chairman and Director             April __, 2005
------------------------------------
Haywood Cochrane

                                         Director                               April __, 2005
------------------------------------
Gail Lieberman

*By: Frank A. Martin, Attorney in Fact.
     ---------------





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